Exhibit 99.1

I. INDIVIDUAL CASES

A. Engle Progeny Cases.

Pursuant to the Florida Supreme Court’s ruling in Engle v. Liggett Group Inc., which decertified the Engle class on a prospective basis, former class members had until January 2008 to file individual lawsuits. Lawsuits by individuals requesting the benefit of the Engle ruling are referred to as the “Engle progeny” cases. Liggett has resolved the claims of all but 28 Engle progeny plaintiffs. For more information on the Engle case and on the settlement, see “Note 15. Contingencies.”

(i)Engle Progeny Cases with trial dates through December 31, 2022.

Cox v. R.J. Reynolds Tobacco Co., et al. Case No. 11-023152, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 07/26/11). One individual suing as personal representative of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 02/27/2023.

Duncan v. R.J. Reynolds Tobacco Co., et al. Case No. 08-0045, Circuit Court of the7th Judicial Circuit, Volusia County (case filed 01/15/09). One individual suing as personal representative of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 10/31/2022.

O’Rourke v. R.J. Reynolds, et al., Case No. 2009-030066-CICI, Circuit Court of the 7th Judicial Circuit, Volusia County (case filed 01/05/2009). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 08/01/2022.

(ii)Post-Trial Engle Progeny Cases.

None.

B. Other Individual Cases.

Florida

Baluja v. Philip Morris USA Inc., et al., Case No. 20-CA-017956, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 10/27/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Barnes, et al. v. Philip Morris USA Inc., et al., Case No. 20-CA-000870, Circuit Court of the 8th Judicial Circuit, Alachua County (case filed 03/24/2020). Two individuals suing. The case is set for trial during the trial period starting 12/05/2022.

Baron, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-023133, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/21/2017). Two individuals suing. The case is set for trial during the trial period starting 05/02/2022.

Bennett, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-023046, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/20/2017). Three individuals suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 01/17/2023.

Bennett v. R.J. Reynolds Tobacco Company, et al., Case No. 20-30196, Circuit Court of the 7th Judicial Circuit, Volusia County (case filed 02/27/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. Vector Group is a named defendant but, not Liggett.

Bullock v. R.J. Reynolds Tobacco Company, et al., Case No. 21-CA-008954, Circuit Court of the 15th Judicial Circuit, Palm Beach County (case filed 09/30/2019 and transferred to PBC on 07/21/2021). One individual suing.

Carmichael. et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-025134, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 11/20/2020). Two individuals suing.

Cellini v. Philip Morris USA, Inc., et al., Case No. 20-CA-011084, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 07/08/2020). One individual suing. Liggett is the only remaining defendant in this case.

Cowart v. Liggett Group Inc., et al., Case No. 98-01483-CA, Circuit Court of the 4th Judicial Circuit, Duval County (case filed 03/16/1998). One individual suing. Liggett is the only remaining defendant in this case. The case is dormant.

Craig v. Philip Morris USA Inc., et al., Case No. 21-CA-008337, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 04/23/2021). One individual suing on behalf of the estate and survivors of a deceased smoker.

Cravens v. Philip Morris USA Inc., et al., Case No. 19-CA-002944, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/2019). One individual suing.

Cunningham v. R.J. Reynolds Tobacco Company, et al., Case No. 17-CA-000293, Circuit Court of the 19th Judicial Circuit, St. Lucie County (case filed 02/20/2017). One individual suing on behalf of the estate and survivors of a deceased smoker.

Cupp v. Philip Morris USA Inc., et al., Case No. 17-CA-020257, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/06/2017). One individual suing. The case is set for trial during the trial period starting 09/2022.

DaSilva, et al. v. Philip Morris USA Inc., et al., Case No. 17-CA-022955, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 12/19/2017). Two individuals suing.

Feld v. Philip Morris USA Inc., et al., Case No. 17-CA-020119, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/03/2017). One individual suing.

Gonzalez v. Philip Morris USA Inc., et al., Case No. 18-36558, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 11/03/2017). One individual suing on behalf of the estate and survivors of a deceased smoker.

Griffin v. R.J. Reynolds Tobacco Company, et al., Case No. 19-015066, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/17/2019). One individual suing on behalf of the estate and survivors of a deceased smoker.

Harcourt v. Philip Morris USA Inc., et al., Case No. 17-CA-0202979, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 11/07/2017). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 11/01/2022.

Harper, et al. v. Liggett Group LLC, et al., Case No. 2021-013250-CA-01, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 06/17/2021). Two individuals suing.

Higgins v. R.J. Reynolds Tobacco Company, et al., Case No. 2022-CA000012AX, Circuit Court of the 12th Judicial Circuit, Manatee County (case filed 12/31/2021). One individual suing.

Horan v. Philip Morris USA Inc., et al., Case No. CACE21015827, Circuit Court of the 17th Judicial Circuit (case filed 08/16/2021). One individual suing on behalf of the estate and survivors of a deceased smoker.

Johnson v. R.J. Reynolds Tobacco Company, et al., Case No. 20-CA-000635, Circuit Court of the 2nd Judicial Circuit, Gadsden County (case filed 08/25/2020). One individual suing on behalf of the estate and survivors of a deceased smoker and for her own personal injuries. The case is set for trial starting 10/14/2022.

Kenney v. Philip Morris USA Inc., et al., Case No. 20-CA-018169, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 10/30/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Koedam v. Philip Morris USA Inc., et al., Case No. 19-CA-002970, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 01/03/2020). One individual suing.

Lane, et al. v. Philip Morris USA Inc., et al., Case No. 17-011591, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 06/16/2017). Two individuals suing. The case is set for trial starting 10/2022.

Mathews v. R.J. Reynolds Tobacco Company, et al., Case No. 2021-CA-005316, Circuit Court of the 4th Judicial Circuit, Duval County (case filed 10/06/2021). One individual suing. Both Liggett and Vector are named defendants.

McMakin v. R.J. Reynolds Tobacco Company, et al., Case No. 20-30329, Circuit Court of the 7th Judicial Circuit, Volusia County, (case filed 03/30/2020). One individual suing on behalf of the estate and survivors of two deceased smokers. Vector Group is a named defendant, but, not Liggett.

Mendez v. Philip Morris USA Inc., et al., Case No. 18-042377, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 12/21/2018).  One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial starting 09/06/2022.

Moon v. Philip Morris USA Inc., et al., Case No. 19-CA-002941, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/2019). One individual suing.

Nicholson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-014354, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 07/08/2020). Two individuals suing. The case is abated pending resolution of an appeal by co-defendants regarding lack of personal jurisdiction.

Ochoa, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-0233114, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 10/28/2020). Two individuals suing.

Perez-Gell v. Philip Morris USA Inc., et al., Case No. 19-016287, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/30/2019).  One individual suing on behalf of the estate and survivors of a deceased smoker.

Royal v. Philip Morris USA Inc., et al., Case No. 17-CA-020204, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 10/16/2017). One individual suing on behalf of the estate and survivors of a deceased smoker.

Santana v. Philip Morris USA Inc., et al., Case No. 19-37329, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 01/03/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Schnitzer v. Philip Morris USA Inc., et al., Case No. 18-026537, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 08/06/2018). One individual suing on behalf of the estate and survivors of a deceased smoker.

Schoene v. R.J. Reynolds Tobacco Company, et al., Case No. 21-004689, Circuit Court of the 17th Judicial Circuit, Broward County (case filed 03/05/2021). One individual suing.

Siders v. Philip Morris USA Inc., et al., Case No. 19-CA-002942, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/30/2019). One individual suing.

Smith v. Philip Morris USA Inc., et al., Case No. 20-008481, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 04/16/2020).  One individual suing on behalf of the estate and survivors of a deceased smoker.

Sweet v. Philip Morris USA Inc., et al., Case No. 19-001243, Circuit Court of the 2nd Judicial Circuit, Leon County (case filed 12/23/2019). One individual suing on behalf of the estate and survivors of a deceased smoker.

Taylor v. Philip Morris USA Inc., et al., Case No. 19-CA-255, Circuit Court of the 2nd Judicial Circuit, Wakulla County (case filed 12/18/2019). One individual suing.

Tozzi, Jr. v. Philip Morris USA Inc., et al. Case No. 20-CA-018210, Court of the 17th Judicial Circuit, Broward County (case filed 10/30/2020). One individual suing.

Voglio v. R.J. Reynolds Tobacco Company, et al., Case No. 18-CA-000640, Circuit Court of the 19th Judicial Circuit, Martin County (case filed 08/29/2018). One individual suing on behalf of the estate and survivors of a deceased smoker.

Watson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 20-CA-009690-O, Circuit Court of the 9th Judicial Circuit, Orange County (case filed 09/25/2020). Two individuals suing.

Whitehurst v. Philip Morris USA Inc., et al., Case No. 19-016282, Circuit Court of the 11th Judicial Circuit, Miami-Dade County (case filed 05/30/2019). One individual suing on behalf of the estate and survivors of a deceased smoker.

Hawaii

Ricapor-Hall v. Philip Morris USA Inc., et al., Case No. 1CCV-21-0000334, Circuit Court, 1st Circuit (case filed 03/16/2021). One individual suing. The case is set for trial during the trial period starting 07/17/2023.

Illinois

Akers, et al. v. Philip Morris USA Inc., et al., Case No. 2019-L-011779, Circuit Court of Cook County, Illinois (case filed 10/24/2019). Two individuals suing.

Anderson J. v. Philip Morris USA Inc., et al., Case No. 2021-L-003338, Circuit Court of Cook County, Illinois (case filed 03/29/2021). One individual suing.

Brown, et al. v. Philip Morris USA Inc., et al., Case No. 2021-L-008025, Circuit Court of Cook County, Illinois (case filed 08/09/2021). Two individuals suing.

Bukowski, et al. v. Philip Morris USA, Inc., et al., Case No. 2019-L-010529, Circuit Court of Cook County, Illinois (case filed 09/24/2019). Two individuals suing.

Cain v. Philip Morris USA, Inc., et al., Case No. 2021-L-008850, Circuit Court of Cook County, Illinois (case filed 09/02/2021). One individual suing.

Castillo, et al. v. Philip Morris USA, Inc., et al., Case No. 2021-L-007336, Circuit Court of Cook County, Illinois (case filed 07/20/2021). Two individuals suing.

Cielsa v. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-005195, Circuit Court of Cook County, Illinois (case filed 05/20/2021). One individual suing.

Collins v. Philip Morris USA Inc., et al., Case No. 2022-L-000578, Circuit Court of Cook County, Illinois (case filed 01/19/2022). One individual suing.

Demir v. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-004375, Circuit Court of Cook County, Illinois (case filed 04/28/2021). One individual suing.

Dispenza, et al. v. Philip Morris USA Inc., et al., Case No. 2020-L-008496, Circuit Court of Cook County, Illinois (case filed 08/12/2020). Two individuals suing.

Gorski v. Philip Morris USA, Inc., et al., Case No. 2021-L-008024, Circuit Court of Cook County, Illinois (case filed 08/12/2021). One individual suing.

Jones v. Philip Morris USA Inc., et al., Case No. 1:20-cv-03349, United States District Court, Northern District of Illinois (case filed 05/04/2020).  One individual suing.

Jordan vs. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-000670, Circuit Court of Cook County, Illinois (case filed 01/20/2021). One individual suing.

Mitchell v. Philip Morris USA Inc., et al., Case No. 2018-L-011336, Circuit Court of Cook County, Illinois (case filed 10/22/2018). One individual suing.

Montgomery v. Philip Morris USA Inc., et al., Case No. 2021-L-010256, Circuit Court of Cook County, Illinois (case filed 10/19/2021). One individual suing.

Porter v. R.J. Reynolds Tobacco Company, et al., Case No. 2021-L-003418, Circuit Court of Cook County, Illinois (case filed 03/31/2021). One individual suing.

Sousa, et al. v. Philip Morris USA Inc., et al., Case No. 2021-L-008965, Circuit Court of Cook County, Illinois (case filed 09/07/2021). Two individuals suing.

Stoklosa v. Philip Morris USA Inc., et al., Case No. 2019-L012409, Circuit Court of Cook County, Illinois (case filed 11/15/2019). One individual suing.

Stone v. Philip Morris USA Inc., et al., Case No. 2020-L-008635, Circuit Court of Cook County, Illinois (case filed 08/17/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Louisiana

Oser v. The American Tobacco Co., et al., Case No. 97-9293, Circuit Court of the Civil District Court, Parish of Orleans (case filed 05/27/1997). One individual suing. There has been no recent activity in this case.

Reese, et al. v. R. J. Reynolds, et al., Case No. 2003-12761, Circuit Court of the 22nd Judicial District Court, St. Tammany Parish (case filed 06/10/2003). Five individuals suing. There has been no recent activity in this case.

Massachusetts

Sandler v. Liggett Group LLC, et al., Case No. 121-CV-11542DJC, District of Massachusetts, Massachusetts (case filed 10/07/2021). One individual suing.

Nevada

Camacho, et al. v. Philip Morris USA Inc., et al., Case No. A-19-807650C, District Court, Clark County, Nevada, (case filed 12/30/2019). Two individuals suing. The case is set for trial starting 08/01/2022.

Clark v. Philip Morris USA Inc., et al., Case No. A-19-802987C, District Court, Clark County, Nevada, (case filed 10/04/2019). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial in 09/2022.

Geist v. Philip Morris USA Inc., et al., Case No. A-19-807653C, District Court, Clark County, Nevada, (case filed 12/30/2019). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 06/27/2022.

Kelly, et al. v. Philip Morris USA Inc., et al., Case No. A-20-820112-C, District Court, Clark County, Nevada (case filed 08/25/2020). Two individuals suing. The case is set for trial during the trial period starting 02/07/2023.

Rowan v. Philip Morris USA Inc., et al., Case No. A-20-811091C, District Court, Clark County, Nevada, (case filed 02/25/2020). One individual suing as personal representative of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 11/21/2022.

Speed v. Philip Morris USA Inc., et al., Case No. A-20-819040-C, District Court, Clark County, Nevada, (case filed 08/04/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 04/17/2023.

Tully, et al. v. Philip Morris USA Inc., et al., Case No. A-19-807657C, District Court, Clark County, Nevada, (case filed 12/30/2019). Two individuals suing. The case is set for trial starting 05/23/2022.

New Mexico

Duran v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01683, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/04/2020). One individual suing. The case is set for trial during the trial period starting 12/06/2023.

Grace v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01689, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 05/24/2023.

Lopez, H. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01686, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/04/2020). One individual suing on behalf of the estate and survivors of a deceased smoker. The case is set for trial during the trial period starting 09/27/2023.

Lopez, T. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01688, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). One individual suing on behalf of the estate and survivors of a deceased smoker.

Martinez, et al. v. RJ Reynolds Tobacco Company, et al., Case No. D-0101-CV-2020-01691, 1st Judicial District, Santa Fe County, New Mexico (case filed 08/05/2020). Two individuals suing. The case is set for trial during the trial period starting 05/31/2023.

II. CLASS ACTION CASES

Parsons, et al. v. A C & S Inc., et al., Case No. 00-C-7000, First Judicial Circuit, West Virginia, Ohio County (case filed 02/09/1998). This purported class action is brought on behalf of plaintiff and all West Virginia residents who allegedly have claims arising from their exposure to cigarette smoke and asbestos fibers. The operative complaint seeks to recover unspecified compensatory and punitive damages on behalf of the putative class. The case is stayed as a result of the December 2000 bankruptcy petitions filed by three defendants (Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries).

Young, et al. v. American Brands Inc., et al., Case No. 97-19984cv, Civil District Court, Louisiana, Orleans Parish (case filed 11/12/1997). This purported personal injury class action is brought on behalf of plaintiff and all similarly situated residents in Louisiana who, though not themselves cigarette smokers, were exposed to secondhand smoke from cigarettes that were manufactured by the defendants, including Liggett, and suffered injury as a result of that exposure. The plaintiffs seek an unspecified amount of compensatory and punitive damages. No class certification hearing has been held. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation program ordered by the court in Scott v. The American Tobacco Co.

III. HEALTH CARE COST RECOVERY ACTIONS

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Case No. cv-97-09-082, Tribal Court of the Crow Creek Sioux Tribe, South Dakota (case filed 09/26/1997). The plaintiff seeks to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program and disgorgement of unjust profits from alleged sales to minors. The case is dormant.